Exhibit 99.1

Contacts:

AIG
Investors: Sabra Purtill; +1-212-770-7074; sabra.purtill@aig.com
Media: Daniel O’Donnell; +1-212-770-3141; daniel.odonnell@aig.com

The Carlyle Group
Investors: Daniel Harris; +1-212-813-4527; daniel.harris@carlyle.com
Media: Christa Zipf; +1-212-813-4578; christa.zipf@carlyle.com

T&D

Investors / Media: Daizo Hara; +81-3-3272-6103; daizou.hara@td-holdings.co.jp

The Carlyle Group and T&D Holdings to Acquire Majority Interest

in Fortitude Re from AIG for Approximately $1.8 Billion

•	Transaction provides Fortitude Re with new long-term shareholder base and maintains a strong capital position for supporting its reinsurance obligations
•	Fortitude Re to maintain focus on providing competitive reinsurance and run-off management solutions to the global insurance industry
•	Carlyle to continue its strategic asset management relationships with Fortitude Re
•	T&D to support Fortitude Re’s growth by leveraging its industry experience and networks

NEW YORK, November 25, 2019 and TOKYO, November 26, 2019 -- American International Group, Inc. (NYSE: AIG), The Carlyle Group (NASDAQ: CG) and T&D Holdings (TYO: 8795) announced today that a newly created Carlyle-managed fund, together with T&D, have partnered to acquire from AIG a 76.6 percent ownership interest in Fortitude Group Holdings, whose group companies operate as Fortitude Re, for approximately $1.8 billion. After closing, ownership interests in Fortitude Re will include Carlyle and its fund investors at 71.5 percent (including the 19.9 percent stake previously acquired by Carlyle in November 2018), T&D at 25 percent and AIG at 3.5 percent. AIG will receive a $500 million non-pro-rata distribution, which if not paid by the later of May 13, 2020 or transaction close will result in an additional payment from the new Carlyle-managed fund and T&D based on their Fortitude Re ownership interest.

This transaction furthers AIG’s and Carlyle’s efforts to stand up Fortitude Re as an independent company and position it as a premier provider of retroactive reinsurance and legacy run-off management solutions for long-dated, complex risks to the global insurance industry. The transaction will enhance Carlyle’s ability to support Fortitude Re’s growth plans, provide Fortitude Re access to Carlyle’s wide array of investment strategies and position it for long-term success. T&D brings additional industry and international expertise to develop Fortitude Re’s strategically differentiated capabilities. With the backing of Carlyle, T&D and AIG, Fortitude Re will pursue global opportunities to successfully acquire and manage legacy insurance portfolios.

Brian Duperreault, AIG’s President and Chief Executive Officer, said, “Today’s announcement is another important step in our strategy to efficiently manage our legacy liabilities by further preparing Fortitude Re for independence, while strengthening our balance sheet and maintaining our primary focus on upholding policyholder and regulatory commitments. Carlyle’s expertise in separating and standing up companies has been invaluable to date, and we look forward to working with their team and T&D, with whom we have a longstanding relationship in Japan, as we continue the separation process. I also want to thank the entire Fortitude Re team for all their hard work in building the organization. We look forward to their future success.”

Kewsong Lee, Carlyle’s Co-Chief Executive Officer, said, “This transaction demonstrates Carlyle’s strategy of developing scalable platforms to drive shareholder value. Fortitude Re, led by CEO James Bracken, is strongly positioned as an industry leader in managing run-off insurance liabilities, and Carlyle looks forward to partnering with the management team to help Fortitude Re grow. We are excited about the prospects of further developing our global investment management services for Fortitude Re as we work to deliver attractive returns across a variety of asset classes. We welcome T&D to our partnership with AIG, both of whom are highly experienced players in insurance, and look forward to creating an attractive investment opportunity for our fund investors.”

Hirohisa Uehara, T&D’s Representative Director and President, said, “We are really honored to invest in Fortitude Re, which has developed a sophisticated platform for managing life and P&C insurance liabilities. We have longstanding relationships with both AIG and Carlyle, and we believe Fortitude Re’s closed book business will contribute significant synergies to our domestic life insurance business as well as diversification of our business portfolio. Additionally, we look forward to supporting Fortitude Re’s growth by leveraging our years of experience as a Japanese life insurer.”

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The transaction is expected to close in mid-2020, subject to required regulatory approvals and other customary closing conditions.

Willkie Farr & Gallagher LLP served as legal advisor to AIG.

Debevoise & Plimpton LLP served as legal advisor and Oliver Wyman served as strategic financial advisor to The Carlyle Group.

Citi served as financial advisor and Nishimura & Asahi, King & Spalding LLP and Appleby were the legal advisors to T&D.

Sidley Austin LLP served as legal advisor to Fortitude Re.

Additional information about Fortitude Re is available on its website at https://www.fortitude-re.com/.

Additional information about T&D’s minority investment will be available in disclosures T&D will file today with the Tokyo Stock Exchange, which will also be posted on the “News Releases” page of its website: https://www.td-holdings.co.jp/en/news/.

About AIG

American International Group, Inc. (AIG) is a leading global insurance organization. Building on 100 years of experience, today AIG member companies provide a wide range of property casualty insurance, life insurance, retirement solutions, and other financial services to customers in more than 80 countries and jurisdictions. These diverse offerings include products and services that help businesses and individuals protect their assets, manage risks and provide for retirement security. AIG common stock is listed on the New York Stock Exchange. Additional information about AIG can be found at www.aig.com. References to additional information about AIG have been provided as a convenience, and the information contained on such website is not incorporated by reference into this press release.

About The Carlyle Group

The Carlyle Group (NASDAQ: CG) is a global investment firm with deep industry expertise that deploys private capital across four business segments: Corporate Private Equity, Real Assets, Global Credit and Investment Solutions. With $222 billion of assets under management as of September 30, 2019, Carlyle’s purpose is to invest wisely and create value on behalf of its investors, portfolio companies and the communities in which we live and invest. The Carlyle Group employs more than 1,775 people in 33 offices across six continents.

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About T&D Holdings

T&D Holdings, Inc. (T&D) is a publicly listed insurance holdings company of T&D Insurance Group, which is comprised of three core life insurers, Taiyo Life Insurance Company, Daido Life Insurance Company, and T&D Financial Life Insurance Company. Its headquarters are located in Tokyo, Japan. As of September 30, 2019, total assets of T&D were JPY 16,117 billion. Daido Life has had a long-term business partnership with AIG in Japan since 1971. In June 2019, T&D established a wholly owned investment subsidiary, T&D United Capital Co., Ltd. which is the entity that will acquire a 25 percent ownership interest in Fortitude Group Holdings directly, with an aim of accelerating the strategic initiatives of T&D.

AIG Forward-Looking Statements

Certain statements in this press release may include projections, goals, assumptions and statements that may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and AIG may make related oral, forward-looking statements on or following the date hereof. These projections, goals, assumptions and statements are not historical facts but instead represent only AIG’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside AIG’s control. These projections, goals, assumptions and statements include statements preceded by, followed by or including words such as “will,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “focused on achieving,” “view,” “target,” “goal,” or “estimate.” It is possible that AIG’s actual results and financial condition will differ, possibly materially, from the results and financial condition indicated in these projections, goals, assumptions and statements.

The proposed transaction is subject to risks and uncertainties and factors that could cause AIG’s actual results to differ, possibly materially, from those in the specific projections, goals, assumptions and statements include, but are not limited to (i) that AIG may be unable to complete the proposed transaction because, among other reasons, conditions to the closing of the proposed transaction may not be satisfied or waived; (ii) uncertainty as to the timing of completion of the proposed transaction; (iii) the inability to complete the proposed transaction due to the failure to obtain regulatory approval for the proposed transaction or the failure to satisfy other conditions to completion of the proposed transaction; (iv) the failure to realize the expected synergies or shareholder value from the transaction or delay in realization thereof; (v) the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreements; and (vi) other factors that can be found in AIG’s periodic filings with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

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AIG is not under any obligation (and expressly disclaims any obligation) to update or alter any projections, goals, assumptions or other statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise.

The Carlyle Group Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, contingencies, our distribution policy, our expected future dividend policy, the anticipated benefits from converting to a corporation and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks, uncertainties and assumptions. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements including, but not limited to, those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018 filed with the SEC on February 13, 2019, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in our filings with the SEC. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law.

T&D Holdings Forward-Looking Statements

Statements in this press release that relate to future results and events are forward-looking statements based on T&D’s current expectations. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Actual events may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent T&D’s views as of the date on which such statements were made. Subsequent events and developments could cause T&D’s views to change. Although T&D may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing T&D’s views as of any date subsequent to the date hereof.

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